QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    October 23, 2002

ValueClick, Inc.
(Exact name of registrant as specified in charter)

Delaware	000-30135	77-0495335
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4360 Park Terrace Drive, Suite 100 Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 575-4500
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

ITEM 2. Acquisition of Disposition of Assets

        On October 23, 2002, we issued a press release announcing the completion of our acquisition of Be Free, Inc. pursuant to the Agreement and Plan of Merger, dated as of March 10, 2002, by and among ValueClick, Bravo Acquisition I Corp. and Be Free. Under the terms of the merger agreement, Bravo Acquisition I Corp., a wholly-owned subsidiary of ValueClick, was merged with and into Be Free and Be Free survived as a wholly-owned subsidiary of ValueClick.

        Under the terms of the merger agreement, Be Free stockholders received 0.65882 shares of ValueClick common stock for each share of Be Free common stock. ValueClick issued a total of approximately 43.4 million shares of its common stock for all the outstanding stock of Be Free. In addition, ValueClick assumed Be Free options to purchase approximately 4.2 million shares of ValueClick common stock.

        The purchase price and the other terms and conditions of the merger were negotiated over a period of approximately four months between representatives of ValueClick and Be Free. The merger agreement was approved by the Boards of Directors of both ValueClick and Be Free on March 10, 2002. The consummation of the merger followed the Annual Meeting of Stockholders of Be Free held on May 22, 2002 and the Annual Meeting of Stockholders of ValueClick held on May 23, 2002 at which the requisite stockholder approval was obtained for the merger.

        The offer and sale of ValueClick common stock under the merger agreement was registered under the Securities Act of 1933 pursuant to ValueClick's Registration Statement on Form S-4, as amended (Registration No. 333-84802) ("Registration Statement"), filed with the Securities and Exchange Commission (the "SEC") and declared effective on April 15, 2002. The Joint Proxy Statement/Prospectus of ValueClick and Be Free included in the Registration Statement (the "Joint Proxy Statement/Prospectus") contains additional information about this transaction.

        In accordance with the terms of the merger agreement, Gordon B. Hoffstein, Samuel P. Gerace, Jr. and Jeffrey F. Rayport, members of the Be Free board prior to the acquisition, have been appointed to serve on the ValueClick board and existing ValueClick directors Ira Carlin, Jeffrey E. Epstein and Robert D. Leppo have step down from the board.

        For the terms and conditions of the merger, as well as the press release announcing the completion of the merger, reference is made to such documents attached hereto as exhibits. All statements made herein concerning the foregoing agreements are qualified by reference to such exhibits.

ITEM 7. Financial Statements, Pro Forma Financial Statements and Exhibits

  (a)
  Financial Statements of Business Acquired.

    To be filed by amendment within the period required by Item 7(a)(4) of Form 8-K.

  (b)
  Pro Forma Financial Information.

    To be filed by amendment within the period required by Item 7(a)(4) of Form 8-K.

  (c)
  Exhibits.

Exhibit No.	Item
2.1	Agreement and Plan of Merger, dated as of March 10, 2002, by and among ValueClick, Inc., Bravo Acquisition I Corp. and Be Free, Inc. (Incorporated herein by reference to Exhibit 2.1 of ValueClick's Current Report of Form 8-K filed on March 12, 2002).
99.1	Press Release disseminated May 23, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VALUECLICK, INC.

Date: May 24, 2002	By:	/s/ SCOTT P. BARLOW Scott P. Barlow Secretary

EXHIBIT INDEX

Exhibit No.	Item
2.1	Agreement and Plan of Merger, dated as of March 10, 2002, by and among ValueClick, Inc., Bravo Acquisition I Corp. and Be Free, Inc. (Incorporated herein by reference to Exhibit 2.1 of ValueClick's Current Report of Form 8-K filed on March 12, 2002).
99.1	Press Release disseminated May 23, 2002.

QuickLinks

FORM 8-K
  ITEM 2. Acquisition of Disposition of Assets
  ITEM 7. Financial Statements, Pro Forma Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX